SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  April 26, 2000
(Date of earliest event reported)

Commission File No. 333-58995




                              Mid-State Homes, Inc.
--------------------------------------------------------------------------------



       Delaware                                            50-0945134
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)



1500 North Dale Mabry Highway
Tampa, Florida                                               33607
--------------------------------------------------------------------------------
Address of principal executive offices                     (Zip Code)



                                 (813) 871-4811
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code


--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events.*

Filing of Certain Material

            Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form-8-K"), Mid-State Homes, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to the issuance by Mid-State Trust VIII of asset-backed notes (the "Notes").

Documents Incorporated by Reference.

            The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and December 31, 1998 and for each of the years in the three-year period ended December 31, 1999, included in the Annual Report on Form 10-K of Ambac Financial Group Inc. (which was filed with the Securities and Exchange Commission on March 30, 2000; Commission File No. 1-10777), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-58995) of the Registrant and
(iii) the prospectus supplement, and shall be deemed to be a part hereof.



---------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated April 27, and the prospectus supplement dated April 27, 2000 (collectively, the "Prospectus"), of Mid-State Homes, Inc., relating to the issuance by Mid-State Trust VIII.

Item 7. Financial Statements and Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
(EX-23)                             Consent of KPMG LLP,
                                    independent auditors of
                                    Ambac Assurance Corporation

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                   MID-STATE HOMES, INC.


April ____, 2000

                                       By:
                                          --------------------------------------
                                      Name:
                                          --------------------------------------
                                     Title:
                                          --------------------------------------

                                INDEX TO EXHIBITS

                                                          Paper (P) or
Exhibit No.             Description                       Electronic (E)
-----------             -----------                       --------------
(EX-23)           Consent of KPMG LLP,                      E
                  independent auditors of Ambac
                  Assurance Corporation